

PLUMAS BANCORP

INVESTOR PRESENTATION

Forward Looking Statements Disclaimer


Donner Lake

Forward-looking statements are based on management's knowledge and belief as of today and include information concerning Plumas Bancorp's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see Plumas Bancorp's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. Plumas Bancorp undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

  

Who We Are

PLUMAS BANCORP



Plumas Bank Administration Building, Quincy

Overview

NASDAQ Symbol: PLBC

Total Assets: $650 million

Headquartered: Quincy, CA

Bank Branches: 12

Year Established: 1980

PLUMAS BANCORP











PLUMAS BANCORP

PLUMAS BANCORP

Management Team



Quincy

Andrew Ryback



President & CEO
Years at Plumas Bank – 15

B.J. North



EVP Retail Banking & Commercial Lending
Years at Plumas - 8

Kerry Wilson



EVP Chief Credit Officer & Agriculture Lending
Years at Plumas - 19

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 10



Patterson Lake

The Big Picture



Calpine Meadow

- Growth of 28% in 2016
- Net Interest Income Expansion of $2.7 million
- Net Interest Margin Improved to 4.21% vs. CA Bank Peers at 3.86%*

* Average of Banks $500M-$1B at 9/30/16

PLUMAS BANCORP



Net Income
Thousands
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$1,950
$3,431
$4,738
$5,818
$7,474
2012
2013
2014
2015
2016



Burney Falls

- Non-Interest Income streams comprised primarily of:
  - Service Charges on Deposit Accounts
  - Gains of Sale of SBA Loans
  - Loan Servicing Fees

PLUMAS BANCORP



NON-INTEREST INCOME
Thousands
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2012
2013
2014
2015
2016
$3,617
$1,324
$215
$1,440
$3,912
$1,399
$323
$1,008
$4,108
$1,396
$502
$1,309
$3,954
$1,942
$562
$1,257
$4,031
$1,770
$642
$1,209
Srvc Chrgs on Dpst Accnts
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income



Spanish Creek

- ROE increased to 16.1% in 2016
- Improved Earnings
- Efficient use of Capital

Return on Average Common Equity



18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2012
2013
2014
2015
2016
4.3%
12.0%
14.0%
14.6%
16.1%
7.7%
8.4%
9.0%
8.8%
7.2%*
* Through 9/30/16
Plumas Bancorp
CA Banks $500M-$1B

PLUMAS BANCORP



Lake Almanor

- Stock Price has more than quadrupled over the last 5 years
- Attributable to:
  - Earnings Growth
  - Asset Quality Improvement
  - Expense Management
  - Capital Management
  - Expansion Opportunities
  - Reestablishment of Semi-Annual Dividend

PLUMAS BANCORP

Stock Price to Diluted EPS



14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
12.5x
8.3x
8.4x
7.5x
12.9x
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016



Mount Shasta

Deposits and Loans

Deposit Trends and Current Composition

RECORD LEVEL OF DEPOSITS

ALL CORE, NO BROKERED DEPOSITS



$600
$500
$400
$300
$200
$100
$0
Millions
$412
$449
$468
$527
$582
2012
2013
2014
2015
2016

AVERAGE INTEREST BEARING DEPOSITS RATE IS 0.16%



Time 8%
Non-Interest Bearing 41%
Savings 25%
Money Market 10%
NOW 16%

Loan Trends and Current Composition

RECORD LEVEL OF LOAN BALANCES

PORTFOLIO AVERAGE YIELD 5.35%



$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Millions
$315
$339
$370
$401
$461
2012
2013
2014
2015
2016

DIVERSIFIED, GROWING LOAN PORTFOLIO

OVER 70% OF PORTFOLIO BALANCE IS VARIABLE RATE



CRE/Owner 23%
CRE/Investor 25%
Indirect Auto 12%
Agricultural 11%
Consumer Equity Lines 9%
Commercial 9%
CRE/Constr 5%
RE/SFR 5%

Diversification of Commercial Real Estate Loans by Property Type

PLUMAS BANCORP


45,000,000
40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
Mixed Commercial
Hospitality
Office
Other General Purpose
Retail
Mixed Commercial & Residential
Gas Stations w/ Convenience Store
Other Special Purpose
Restaurants
Residential
Gaming
Assisted Living Facility
Other Medical Facilities
Industrial
Gas Stations
Mini Storage
Stand Alone Convenience Store
Commercial Land Development
Real Estate Types <250k
Multi-Family

PLUMAS BANCORP

Geographic Distribution of Commercial Real Estate Loans

CALIFORNIA ECONOMIC REGIONS



CRE DISTRIBUTION BY REGION

28% - Northern California

19% - Northern Sacramento Valley

17% - Northern Nevada

15% - Greater Sacramento

10% - Bay Area

5% - Southern California

2% - Central Coast

2% - San Joaquin Valley

1% - Washington

1% - Oregon, Central Sierra, Southern Boarder & Arizona



Modoc County

- Debt & Capital Planning
- Asset Quality
- Recent Expansion

Financial Recap

Utilization of Debt Instruments



Chandler Road

Dollars in thousands	12/31/2013	12/31/2014	12/31/2015	12/31/2016
Subordinated Debentures	$ 7,295	$ 7,454	$ -	$ -
Note Payable	3,000	1,000	4,875	2,375
Trust Preferred Securities	10,310	10,310	10,310	10,310
Total	$ 20,605	$ 18,764	$ 15,185	$ 12,685

PLUMAS BANCORP

Improvements in Asset Quality



Feather River Canyon

Dollars in thousands	12/31/2010	12/31/2015	12/31/2016
Nonperforming Loans	$ 25,358	$ 4,546	$ 2,724
OREO/OVO	$ 8,884	$ 1,786	$ 747
Nonperforming Assets	$ 34,242	$ 6,332	$ 3,471
Nonperforming Loans to Loans	8.07%	1.13%	0.59%
Nonperforming Assets to Assets	7.07%	1.06%	0.53%
Classified Loans	$ 39,410	$ 5,992	$ 3,400
Classified Assets	$ 48,294	$ 7,778	$ 4,147
Net Loan Charge-Offs	$ 7,744	$ 473	$ 329

2016 Financial Highlights



Sand Harbor, Lake Tahoe

Dollars except EPS in thousands	12/31/2015	12/31/2016	Change	% Change
Assets	$ 599,286	$ 657,975	$ 58,689	10%
Deposits	$ 527,276	$ 582,353	$ 55,077	10%
Loans	$ 400,971	$ 461,123	$ 60,152	15%
Net Income	$ 5,818	$ 7,474	$ 1,656	28%
Net Interest Income	$ 21,411	$ 24,078	$ 2,667	12%
ROAA	1.02%	1.20%	0.18%	18%
ROAE	14.6%	16.1%	1.5%	10%
Diluted EPS	$ 1.15	$ 1.47	$ 0.32	28%



Rainbow Bridge, Donner Summit

Recent Expansion Strategy


Mar '16 Opened
SBA LPO in Seattle
Apr '16 Opened LPO in
Klamath Falls
Jul '15 Purchased
Rabo Bank's
Redding Branch
May '14 Opened
LPO in Chico
Dec '15 Opened
Reno Branch
Jun '07 Opened
SBA LPO in Auburn
Nov '15 Opened
SBA LPO in Phoenix

PLUMAS BANCORP



Sierra Valley

Challenges

- Loan Pricing Discipline
- Regulations Impacting Consumer Lending
- Cybersecurity

PLUMAS BANCORP

Strengths

- Stable Management Team
- Strong Core Deposits
- Diversified Loan Portfolio
- Strong Net Interest Margin
- Non-Interest Income Streams
- Capital and Debt Management